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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-A/A

               For Registration of Certain Classes of Securities
                   Pursuant to Section 12(b) or 12(g) of the
                        Securities Exchange Act of 1934


                             FTI Consulting, Inc.
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            (Exact name of registrant as specified in its charter)


               Maryland                                     52-1261113
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(State of incorporation or organization)       (IRS Employer Identification No.)


                2021 Research Drive, Annapolis, Maryland      21401
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                (Address of principal executive offices)    (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class            Name of Each Exchange on Which Each
          to be so Registered                  Class is to be Registered


Common Stock, par value $.01 per share          New York Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:


                      ----------------------------------
                               (Title of Class)
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Item 1.  Description of Registrant's Securities to be Registered.
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     The Registrant's Registration Statement on Form SB-2 filed with the
Securities and Exchange Commission on March 5, 1996, as amended by Amendment No. 1 to the Registration Statement filed on March 29, 1996 and Amendment No. 2 to the Registration Statement filed on April 1, 1996 (Reg. No. 333-2002) are hereby incorporated herein by reference.


Item 2.  Exhibit Number      Description
         --------------      -----------

               1* Articles of Incorporation of the Registrant, as amended and restated.

               2**        By-Laws of the Registrant, as amended and restated.

               3***       Specimen Stock Certificate.

     * Filed as an exhibit to the Registrant's Registration Statement on Form S-8 (Reg. No. 333-64050), and incorporated herein by reference.

     ** Filed as an exhibit to the Registrant's Form 10-K/A for the year ended December 31, 2000, and incorporated herein by reference.

     *** Filed as an Exhibit to the Registrant's Form 10-K for the year ended
         December 31, 1998, and incorporated herein by reference.


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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    FTI CONSULTING, INC.

                                    By: /s/ Jack B. Dunn, IV
                                        -------------------------
                                        Jack B. Dunn, IV
                                        Chairman of the Board
                                        and Chief Executive Officer

Date:  August 2, 2001